Exhibit 10.1

TENTH AMENDMENT TO SIXTH

AMENDED AND RESTATED CREDIT AGREEMENT

THIS TENTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND EXTENSION AGREEMENT (this “Tenth Amendment”), dated as of March 8, 2022, is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the Guarantor Subsidiaries party hereto, CALCULUS LENDING, LLC (the “Lender”), as Lender and ALTER DOMUS (US) LLC, as agent (in such capacity together with any successors thereto, the “Administrative Agent”) for the Lender.

WITNESSETH

WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to the Sixth Amended and Restated Credit Agreement, dated as of October 18, 2018 (as amended and modified from time to time prior to the Tenth Amendment Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this Tenth Amendment, the “Credit Agreement”), pursuant to which the Lender agreed to make loans to the Borrower;

WHEREAS, the Borrower has requested that the Lender agree to amend the Existing Credit Agreement to extend the Maturity Date to January 3, 2023, with such amendments becoming effective on the Tenth Amendment Effective Date (as defined below);

WHEREAS, the Lender (constituting the sole Lender) and the Administrative Agent are willing to amend the Existing Credit Agreement on the Tenth Amendment Effective Date, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Definitions. Capitalized terms used herein (including in the Recitals hereto), but not defined herein, shall have the meanings as given them in the Credit Agreement (unless the context otherwise requires) and if not defined in the Credit Agreement, such terms shall have the meanings as given to them in the Existing Credit Agreement.
Section 2.Amendment to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on the Tenth Amendment Effective Date, the definition of “Maturity Date” appearing in Section 1.1 of the Existing Credit Agreement shall be amended to replace the words “April 30, 2022” with the words “January 3, 2023”.
Section 3.Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:
(a)the representations and warranties of the Borrower and its Restricted Subsidiaries contained in the Loan Documents (as amended hereby) are true and correct in all material respects (unless such representation or warranty is qualified by materiality, in which event such representation or warranty shall be true and correct in all respects) on and as of the Tenth Amendment Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (unless such representation or warranty is qualified by materiality, in which event such representation or warranty is true and correct in all respects as of such earlier date);
(b)the execution, delivery and performance by the Borrower and the Guarantor Subsidiaries of this Tenth Amendment are within their corporate or limited liability company powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or the Guarantor Subsidiaries or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause or result in a Material Adverse Change; and
(c)the execution, delivery and performance by the Borrower and the Guarantor Subsidiaries of this Tenth Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights.
Section 4.Conditions to Effectiveness. The amendment in Section 2 shall be effective on the date on which all of the following conditions in this Section 4 are satisfied or waived, which date, the parties hereto acknowledge, is March 8, 2022 (such date, the “Tenth Amendment Effective Date”).
(a)The Administrative Agent (or its counsel) shall have received:
(i)counterparts of this Tenth Amendment duly executed by each of the parties hereto (other than the Administrative Agent);
(ii)an “omnibus certificate” of each Guarantor Subsidiary and the Borrower, which shall contain the names and signatures of the officers of such Person authorized to execute the Loan Documents to which such Person is a party and which shall certify to the truth, correctness and completeness of the following, which shall be exhibits attached thereto: (1) a copy of resolutions duly adopted by the board of directors or other governing body of such Person, which shall be in full force and effect on the Tenth Amendment Effective Date, authorizing the execution of this Tenth Amendment and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of such Person and all amendments thereto, certified by the appropriate official of such Person’s state of organization or incorporation, as applicable and (3) a copy of the limited liability company agreement or bylaws of such Person, as applicable, and all amendments thereto;

(iii)a certificate, dated as of the Tenth Amendment Effective Date and executed by an Authorized Officer of the Borrower, certifying to the satisfaction of the conditions set forth in Section 4(c) and (d);
(iv)a certificate (or certificates) of the due formation, valid existence and good standing, as applicable, of each Guarantor Subsidiary and the Borrower in its state of organization or incorporation, as applicable, issued by the appropriate authorities of such jurisdiction;
(v)a favorable opinion of Vinson & Elkins L.L.P., special New York and Texas counsel for the Borrower and the Guarantor Subsidiaries, in form and substance reasonably satisfactory to the Lender, as to customary matters, including without limitation, due incorporation, due authorization, execution and delivery, enforceability, compliance with applicable laws, non-contravention, perfection, and investment company act matters;
(vi)evidence of the recording of each Notice of Master Assignment Agreement and each amendment to each Mortgage set forth on Schedule I attached hereto; provided that, any evidence of recording required by this clause (vi), which cannot be provided by the Tenth Amendment Effective Date after the Borrower’s use of its commercially reasonable efforts to do so, shall be provided as soon as practicable, and in any event, not later than ten (10) Business Days following the Tenth Amendment Effective Date; and
(b)The Administrative Agent and the Lender shall have received all fees and expenses required to be paid by the Borrower on or prior to the Tenth Amendment Effective Date, in the case of such expenses, to the extent provided in Section 10.4(a) of the Existing Credit Agreement and invoiced at least one (1) Business Day prior to the Tenth Amendment Effective Date.
(c)No Default or Event of Default shall have occurred and be continuing as of the Tenth Amendment Effective Date.
(d)The representations and warranties set forth in Section 3 shall be true and correct as of the Tenth Amendment Effective Date (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct as of such earlier date).
Section 5.Ratification; Reaffirmation; Loan Document.
(a)This Tenth Amendment shall be deemed to be an amendment to the Existing Credit Agreement effective as of the dates set forth herein, and the Credit Agreement is hereby ratified, approved and confirmed in each and every respect. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Tenth Amendment constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Credit Agreement. The Borrower and each Guarantor Subsidiary hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party.
(b)To induce the Lender and the Administrative Agent to enter into this Tenth Amendment, the Borrower and each Guarantor Subsidiary hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Tenth Amendment), and without limiting the foregoing, acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Tenth Amendment.
(c)All references to the Existing Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement. This Tenth Amendment is a Loan Document.
Section 6.Costs and Expenses.  To the extent provided in Section 10.4(a) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and Calculus Lending, LLC, in its capacity as Lender, for all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of the Administrative Agent and Calculus Lending, LLC, in its capacity as Lender, in connection with this Tenth Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Tenth Amendment.
Section 7.GOVERNING LAW. THIS TENTH AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
Section 8.Severability. If any term or provision of this Tenth Amendment shall be determined to be illegal or unenforceable all other terms and provisions of this Tenth Amendment shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.
Section 9.Counterparts.  This Tenth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 10.Successors and Assigns. This Tenth Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.
Section 11.No Waiver. The execution, delivery and effectiveness of this Tenth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver by the Administrative Agent or the Lender of any Defaults or Events of Default which may occur in the future under the Credit Agreement and/or the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Tenth Amendment to Sixth A&R Credit Agreement]

ALTER DOMUS (US) LLC,
as Administrative Agent

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

[Signature Page to Tenth Amendment to Sixth A&R Credit Agreement]

Calculus Lending, LLC,
as Lender

By:	/s/ Reid Lea
Name:	Reid Lea
Title:	Authorized Officer

[Signature Page to Tenth Amendment to Sixth A&R Credit Agreement]

ACKNOWLEDGED AND ACCEPTED BY:

W & T ENERGY VI, LLC

By:/s/ Janet Yang

Name: Janet Yang

Title:	Executive Vice President and Chief Financial Officer

W & T ENERGY VII, LLC

By:/s/ Janet Yang

Name: Janet Yang

Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Tenth Amendment to Sixth A&R Credit Agreement]

Schedule I

Recordings

File Order	Subject	State	Jurisdiction
File 10th	Third Amendment to Louisiana Mortgage	LA	BOEM
File 1st	Notice of Master Assignment	LA	BOEM
File 8th	Fifth Amendment to Energy VI Mortgage	LA	BOEM
File 9th	Fourth Amendment to Alabama Mortgage	LA	BOEM
File 1st	Notice of Master Assignment	TX	Martin County
File 1st	Notice of Master Assignment	LA	Orleans Parish

Schedule I